Exhibit 10.3

                              10% CONVERTIBLE NOTE

              PRINCIPAL AMOUNT: $391,182.03 DATE: JANUARY 28, 2000

FOR VALUE RECEIVED, Terra Moya Aqua, Inc., a Wyoming corporation, whose address is 2020 Carey Avenue, 7th Floor, Cheyenne, Wyoming 82001, hereby promises to pay to the order of TMA, Inc., a Nevada corporation, on or before January 28, 2001, whose address is 4729 Lomas Sante Fe Street, Las Vegas, Nevada 89147, the sum of Three Hundred Ninety One Thousand One Hundred Eighty Two dollars and Three cents ($391,182.03), together with interest thereon, at the rate of 10% per annum on the unpaid balance. Terra Moya Aqua, Inc. agrees that the 10% Convertible Note may be converted into Common Shares, par value $0.01 per share pursuant to the following terms and conditions.

     1. Terra Moya Aqua, Inc. agrees to exchange the 10% Convertible Note into Common Shares, par value $0.01 per share on the basis of one share for each $0.4279613 cents of the principal loan balance plus interest on the date of conversion.

     2. TMA, Inc. shall have the right to exercise the option to convert the 10% Convertible Note into Common Shares, par value $0.01 per share, of Terra Moya Aqua, Inc. at any time prior to the repayment in full of the 10% Convertible Note, plus any accrued interest.

     3. Should TMA, Inc. determine that it is in the best interest of their shareholders, the 10% Convertible Note will be converted and distributed to the shareholders of TMA, Inc. as a stock distribution. TMA, Inc. would file the proper papers with the state of Nevada to change the corporate name to Nevada Holding Group, Inc.

     4. TMA, Inc. has the right to exercise this 10% Convertible Note at any time. Terra Moya Aqua, Inc. agrees to accept the exercise of the 10% Convertible Note and does not have the right to pay the principal and interest in cash. The distribution of the shares of Terra Moya Aqua, Inc. will be made within ten (10) days from the receipt of notification to convert into Common Shares, par value $0.01 per share, of Terra Moya Aqua, Inc.

     5. Should Terra Moya Aqua, Inc. become in default of the Non-Circumvent Agreement dated November 4, 1999 between Terra Moya Aqua, Inc. and High Desert Consultants, Inc. Terra Moya Aqua, Inc. agrees to pay liquidating damages in the amount of Twenty Five Thousand dollars ($25,000). This payment will be waived upon the notification to convert into Common Shares, par value $0.01 per share, of Terra Moya Aqua, Inc.
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10% CONVERTIBLE NOTE

     6. Should Terra Moya Aqua, Inc. determine that additional loans are required, an opportunity to match the terms and conditions of any loans made to Terra Moya Aqua, Inc. will be granted to TMA, Inc.

     7. All certificates issued upon the conversion will be forwarded for distribution to:

                                    TMA, Inc.
                           4729 Lomas Sante Fe Street
                             Las Vegas, Nevada 89147

     8. CERTIFICATES SHALL BE ISSUED TO THE SHAREHOLDERS OF TMA, INC. AS DIRECTED BY THE CURRENT SHAREHOLDER LIST. THE INFORMATION FOR ISSUING THE CERTIFICATES WILL BE PROVIDED UPON THE NOTICE TO CONVERT INTO THE COMMON SHARES, PAR VALUE $0.01 PER SHARE, OF TERRA MOYA AQUA, INC.

In the unlikely event that this note be in default and placed for collection, then Terra Moya Aqua, Inc. agrees to pay all reasonable attorney fees and costs of collection. Payment not made within five (5) days of the due date shall be subject to a late charge of 10% of said payment. All undersigned and all other parties to this note, whether as endorsers, guarantors or sureties, agree to remain fully bound until this note shall be converted into Common Shares, par value $0.01 per share, of Terra Moya Aqua, Inc.

All parties concerned accept the terms of this instrument.

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10% CONVERTIBLE NOTE

                                   SIGNATURES


Witnessed:                              /s/ Melanie S. Meinders
                                        ----------------------------------------
                                        Lender:
                                        TMA, Inc.
/s/ Thomas R. Meinders                  4729 Lomas Sante Fe Street
----------------------------------      Las Vegas, Nevada 89147
Witness:                                Melanie S. Meinders
                                        Chief Executive Officer





Witnessed:                              /s/ Duane A. Rasmussen
                                        ----------------------------------------
                                        Borrower:
                                        Terra Moya Aqua, Inc.
/s/ Rose Harms                          2020 Carey Avenue, 7th Floor
----------------------------------      Cheyenne, Wyoming 82001
Witness:                                Duane A. Rasmussen
                                        Chief Executive Officer




Witnessed:                              /s/ Ronald J. Taylor
                                        ----------------------------------------
                                        Borrower:
                                        Terra Moya Aqua, Inc.
         /s/ Rose Harms                 2020 Carey Avenue, 7th Floor
----------------------------------      Cheyenne, Wyoming 82001
Witness:                                Ronald J. Taylor
                                        President

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JANUARY 28, 2000
10% CONVERTIBLE NOTE



Witnessed:                              /s/ Shannon P. Murphy
                                        ----------------------------------------
                                        Borrower:
                                        Terra Moya Aqua, Inc.
         /s/ Rose Harms                 2020 Carey Avenue, 7th Floor
----------------------------------      Cheyenne, Wyoming 82001
Witness:                                Shannon P. Murphy
                                        Senior Vice President